SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): October 24, 2000

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard

Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)


Registrant's Telephone number,                               (702) 794-9527
    including area code






Item 5.           Other Events

                           On October 24,  2000,  Riviera  Holdings  Corporation
                           (RHC) released its third quarter, 2000, financial results. A copy of the press release disclosing those results is filed as an exhibit hereto.

                           On October 27, 2000, RHC announced that it had purchased, in a private transaction, 50,000 shares of its outstanding stock at the purchase price of $7.125 per share, the closing price of October 24, 2000, or an aggregate of $356,250. The purchased shares represent approximately 1.3 % of RHC's outstanding stock which now totals 3,768,022. A copy of the press release announcing this transaction dated October 27, 2000 is filed as an exhibit hereto.



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (a)      Not Applicable

             (b)      Not Applicable

             (c)      Exhibits

99.1 Press Release, dated October 24, 2000, announcing RHC third quarter, 2000, financial results.

99.2 Press Release, dated October 27, 2000, announcing RHC's purchase of 50,000 shares of its stock in a private transaction.















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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2000                            RIVIERA HOLDINGS CORPORATION


                                                            By: /s/ Duane Krohn
                                                            Treasurer and CFO


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                              EXHIBIT INDEX

         Exhibit

         Number                                      Description

           99.1 Press Release, dated October 24,2000, disclosing RHC's third quarter, 2000 financial results

           99.2 Press Release, dated October 27, 2000, announcing RHC's purchase of 50,000 shares of its common stock.